Exhibit 10.37

ACTINIUM PHARMACEUTICALS, INC.
REGISTRATION RIGHTS AGREEMENT

THIS  REGISTRATION  RIGHTS  AGREEMENT  (the  “Agreement”),  dated  as of ______________,  2013,  is  made  by  and  between  Actinium Pharmaceuticals,  Inc.,  a Delaware corporation (the “Company”) and the undersigned investor (the “Investor”).

R E C I T A L S

WHEREAS, in connection with that certain Subscription Agreement of even date herewith by and between the Company and the Investor (the “Subscription Agreement”) and Unit Purchase Agreement of even date herewith by and between the Company and the Investor (the “Purchase Agreement”), the Investor purchased from the Company, certain units (the “Units”), each Unit consisting of (a) twenty thousand (20,000) shares of the Company’s common stock par value $0.001 per share (the “Common Stock”) at a purchase price of $6.00 per share and (b) a five-year warrant (collectively, the “Warrants” and together with the Units and Common Stock, the “Securities”) to purchase five thousand (5,000) shares of Common Stock of the Company at an exercise price equal to $9.00 per share, subject to equitable adjustment thereunder (the “Exercise Price”).

WHEREAS, to induce the Investor to purchase the Units, the Company has agreed to grant the Investor certain rights with respect to registration of Registrable Securities under the Securities Act pursuant to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

1.         Recitals.   The recitals set forth above are true and correct and are incorporated herein by reference.

2.         Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” shall have the meaning set forth in the Preamble hereof.

“Automatic   Registration   Statement”   shall   have   the   meaning   set   forth   in Section 3(a) of this Agreement.

“Closing” shall mean the closing of the sale of the Units in which the Investor Purchased the Units.

“Closing Date” means the date on which the Closing occurred.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Company” shall have the meaning set forth in the Preamble hereof.

“Effectiveness Date” shall mean that date which is one hundred fifty days (150) days following the Filing Date or one hundred eighty (180) days following the Filing Date (in the case of a full SEC review).

“Effectiveness Period” shall have the meaning set forth in Section 3(a) of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Filing Date” shall mean with respect to the Automatic Registration Statement required hereunder, that date which is forty-five (45) days following the Final Closing Date and, with respect to any additional Registration Statements which may be required herein, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Final Closing Date” means closing date of the Offering after which the Company ceases to offer for sale the Units.

“Investor” shall have the meaning set forth in the Preamble hereof.

“Legal Counsel” means Sichenzia Ross Friedman Ference LLP or such other counsel as thereafter designated by a majority of the Investors.

“Offering” shall have the meaning set forth in the Subscription Agreement.

“Piggyback Registration” shall have the meaning set forth in Section 4(a) of this Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Preamble hereof.

“Purchase Price” shall have the meaning set forth in the Purchase Agreement.

“Register,” “registered” and “registration” each shall refer to a registration of the Registrable Securities effected by preparing and filing a Registration Statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or document by the Commission.

“Registrable Securities” shall mean (a) all Shares, (b) all Warrant Shares then issuable upon exercise of the Warrant delivered to Investor in connection with the Offering (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) all shares of Common Stock issuable upon exercise of the warrants to be issued to Laidlaw and its agents in connection with the Offering (assuming on such date such warrants are exercised in full without regard to any exercise limitations therein), and (d) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing provided, however, that any such Registrable Securities shall cease to be Registrable Securities (i) when subject to an effective Registration Statement under the Securities Act as provided for hereunder, (ii) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (iii) at such time such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Investors.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Sections 3 or 4 and any additional registration statements contemplated herein, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall have the meaning set forth in the Preamble hereof.

“Subscription Agreement” shall have the meaning set forth in the first Recital hereof.

“Warrant” shall have the meaning set forth in the Preamble hereof.

“Warrant Shares” shall mean the shares of Common Stock to be issued upon exercise of the Warrants.

Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

3.         Automatic Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement (the “Automatic Registration Statement”) covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Automatic Registration Statement required hereunder shall be on Form S-1 or Form S-3, as applicable, and shall contain substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause the Automatic Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its reasonable best efforts to keep the Automatic Registration Statement continuously effective under the Securities Act until the earlier of (a) one year from the date the Registration Statement is declared effective by the Commission or (b) until Rule 144 of the Securities Act is available to Investors with respect to all of the Registrable Securities (the “Effectiveness Period”). In the event the amount of Registrable Securities which may be included in the Registration Statement is limited due to SEC Guidance (provided that, the Company shall use diligent efforts to advocate with the Commission Staff for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the SEC’s interpretive responses regarding Delayed or Continuous Offering and Sale of Securities No. 612.09) the Company shall use its reasonable best efforts to register such maximum portion of the Registrable Securities as permitted by SEC Guidance.  In the event that there is a limitation by the Commission on the number of Registrable Securities that may be included for registration at one time, the Company shall promptly so advise the Investor and use its best efforts to file an additional Automatic Registration Statement covering such ineligible Registrable Securities, on a pro-rata basis, within 30 days of the date such securities become eligible and cause such Automatic Registration Statement to be declared effective by the Commission as soon as reasonably practicable.

(b)           The Company shall immediately notify the Investors via facsimile or by e-mail of the effectiveness of a Registration Statement on the second trading day after the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement.  The Company shall, by 9:30 a.m. New York City time on the second trading day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.  Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Investor as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by the shares of Common Stock purchased by the Subscribers pursuant to the Subscription Agreement and second by Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors). In the event of a cutback hereunder, the Company shall give the Investor at least 5 trading days prior written notice along with the calculations as to such Investor’s allotment.

(c)           At any time after the Automatic Registration Statement has become effective, the Company may, upon giving prompt written notice of such action to the Investor, suspend the use of any such Automatic Registration Statement if, in the good faith judgment of the Company, the use of the Automatic Registration Statement covering the Registrable Securities would be detrimental to the Company or its stockholders at such time and the Company concludes, as a result, that it is in the best interests of the Company or its stockholders to suspend the use of such Automatic Registration Statement at such time. The Company shall have the right to suspend such Automatic Registration Statement for a period of not more than thirty (30) consecutive days from the date the Company notifies the Investor of such suspension, with such suspension not to exceed an aggregate of sixty (60) days (whether or not consecutive) during any 12-month period. In the case of the suspension of any effective Automatic Registration Statement, the Investor, immediately upon receipt of notice thereof from the Company, will discontinue any sales of Registrable Securities pursuant to such Registration Statement until advised in writing by the Company that the use of such Automatic Registration Statement may be resumed.

(d)           If: (i) the Automatic Registration Statement is not filed on or prior to its Filing Date (if the Company files the Automatic Registration Statement without affording the Investors the opportunity to review and comment on the same as required by Section 5(a) herein, the Company shall be deemed to have not satisfied this clause (i), (ii) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date (unless the reason for such non-registration of all or any portion of the Registrable Securities is as a result of SEC Guidance under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to the Investors), or (iii) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Investors are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) and (iv), the date on which such Event occurs, and for purpose of clause (iii) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Investor pursuant to the Subscription Agreement and Purchase Agreement. The parties agree that the maximum aggregate liquidated damages payable to an Investor under this Agreement shall be 6% of the aggregate Purchase Price paid by such Investor pursuant to the Purchase Agreement.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within twenty days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, no payments shall be owed with respect to any period during which all of the holder’s Registrable Shares may be sold by such holder under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

(e)            Legal Counsel.  Subject to the terms and conditions of this Agreement, Investors shall have the right to select Legal Counsel to review and oversee, solely on its behalf, any Registration Statement pursuant to this Agreement. The Company shall also reimburse Legal Counsel for its fees and disbursements in connection with registration, filing or qualification pursuant to this Agreement which amount shall be limited to $10,000.

4.         Piggyback Registrations.

(a)           With respect to any Registrable Securities not otherwise included in the Automatic Registration Statement or any other Registration Statement as a result of any limitation imposed by the Commission under Rule 415 (the “Excluded Registrable Securities”), whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other shareholders) any of its securities under the Securities Act (other than pursuant to (i) an Automatic Registration pursuant to Section 3 hereof or (ii) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to the holder of Excluded Securities of its intention to effect such a registration and will, subject to the provisions of Subsection 4(b) hereof, include in such registration all Excluded Registrable Securities with respect to which the Company has received a written request for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

(b)           If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Excluded Registrable Securities requested to be included in such Registration Statement as calculated by dividing the number of Excluded Registrable Securities requested to be included in such Registration Statement by the number of the Company’s securities requested to be included in such Registration Statement by all selling security holders. In such event, the holder of Excluded Registrable Securities shall continue to have registration rights under this Agreement with respect to any Excluded Registrable Securities not so included in such Registration Statement.

(c)           Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Excluded Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Excluded Registrable Securities in connection with such registration, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Excluded Registrable Securities for the same period as the delay in registering such other securities.

5.         Registration Procedures.  If and whenever the  Company  is  required to affect the registration of any Registrable Securities under the terms herein, the Company will:

(a)           not less than five (5) trading days prior to the filing of each Registration Statement and not less than one (1) trading day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each seller of Registrable Securities copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such sellers, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each seller of Registrable Securities, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide each seller of Registrable Securities advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto.

(b)           prepare  and  file  with  the  Commission  the  Registration  Statement  with respect to such securities and use its best efforts to cause such Registration Statement to become effective in an expeditious manner;

(c)           (i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to each seller of Registrable Securities true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Securities and Exchange Act of 1934, as amended, with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by each seller of Registrable Securities thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(d)           Notify the Investors of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one trading day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to each Investor until such information otherwise becomes public, unless disclosure by a Investor is required by law; provided, further, that notwithstanding each Investor’s agreement to keep such information confidential, each such Investor makes no acknowledgement that any such information is material, non-public information.

(e)           Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)            if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Investors of not less than the number of such Registrable Securities.

(g)           Furnish to Legal Counsel, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system need not be furnished in physical form;

(h)           use  its  commercially  reasonable  efforts  (i)  to  register  or  qualify  the Registrable Securities covered by such Registration Statement under the state securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(i)            use its commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the common stock of the Company is then listed;

(j)            The Company shall cooperate with any broker-dealer through which a Investor proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to NASD Rule 5110, as requested by any such Investor, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor;

(h)           immediately   notify   each   seller   of   Registrable   Securities   and   each underwriter under such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such Registration Statement to correct any such untrue statement or omission;

(i)             If the Company notifies the Investors in accordance with any provision above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Investors shall suspend use of such Prospectus.  The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(k)           if the offering is an underwritten offering, at the request of any seller of Registrable Securities, furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent registered public accountants  within  the  meaning  of  the  Securities  Act  and  that,  in  the  opinion  of  such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(l)            take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as each seller of Registrable Securities or any underwriters may reasonably request; and

(m)          take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

6.         Obligations of  Investor.  The Investor  shall  furnish  to  the  Company  such information regarding such Investor, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the Registration Statement and in complying with the requirements of the Securities Act.

7.         Expenses.

(a)           All expenses incurred by the Company in complying with Sections 3, 4 and 5 including, without limitation, all registration and filing fees (including the fees of the Commission and any other regulatory body with which the Company is required to file), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Investor intends to make sales of Registrable Securities with FINRA pursuant to NASD Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale and fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

(b)           The Company will pay all Registration Expenses in connection with any Registration Statement filed hereunder, and the Selling Expenses in connection with each such Registration Statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Investor or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Investors

(c)           Notwithstanding anything herein to the contrary, at the request of any Investor, the Company shall employ its counsel at the Company’s expense to prepare any and all legal opinions necessary for the prompt removal of restrictive legends from certificates representing Registrable Securities as, when and to the extent such legends may be removed in compliance with the Securities Act and/or Rule 144.

8.         Indemnification and Contribution.

            (a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6(d).  The Company shall notify the Investors promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

            (b)          Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Investor’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in a Registration Statement (it being understood that the Investor has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

            (d)          Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.         Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

10.       Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a)           The  execution,  delivery  and  performance  of  this  Agreement  by  the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b)           This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

11.       Rule 144 Requirements. The Company agrees to:

(a)           make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)           furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

12.       Termination. All of the Company’s obligations to register Registrable Shares under Sections 3, 4, and 5 hereof shall terminate upon the date on which the Investor holds no Registrable Securities or all of the Registrable Securities are eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Investor.

13.       Miscellaneous.

(a)           Except as set forth on Schedule 13(a) annexed hereto, neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include other securities of the Company in any Registration Statements other than the Registrable Securities during the Effectiveness Period.

(b)           All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(c)           All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified mail, return receipt requested, postage prepaid, addressed or sent by a nationally recognized overnight courier service: (i) if to the Company, at 501 Fifth Avenue, 3rd Floor, New York, New York 10017, Attn:, Chief Executive Officer; and (ii) if to any holder of Registrable Securities, to such holder at such address as may have been furnished to the Company or its counsel in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished, in writing to the Company or its counsel (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.  Any notice or other communication or deliveries hereunder shall be deemed given and effective upon actual receipt by the party to whom such notice is required to be given.

(d)          This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of laws. The Company and Investor (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any objection which the Company or Investor may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of any such federal or state court in any such suit, action or proceeding. The Company and Investor further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agree that service of process upon the Company or Investor mailed by certified mail, return receipt requested, postage prepaid, to, in the case of the Company, the Company’s address, and in the case of the Investor, to the Investor’s address as set forth on the Company’s books and records, shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(e)           In the event of a breach by the Company or by the Investor, of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(f)           This Agreement and the provisions herein, including the provisions of this sentence, may not be terminated, amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Investors of 51% or more of the then outstanding Registrable Securities (including, for this purpose any Registrable Securities issuable upon exercise or conversion of any Security).  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Investor shall be reduced pro rata among all Investors and each Investor shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Investor or some Investors and that does not directly or indirectly affect the rights of other Investors may be given by such Investor or Investors of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 13(e).

(g)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(h)           This Agreement may be executed in two or more counterparts (including by facsimile or .pdf transmission) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)            The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose

(j)            If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(k)           This Agreement constitutes the entire agreement among the Company and the Investor relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

(l)           The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

[Signature Page Follows]

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ACTINIUM RRA]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the [principal Trading Market] or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

Name of Purchaser	Units	Common Stock	Warrant Shares	Total Purchase Price Amount
$